--------------------------------------------------------------------------------

                                  SMITH BARNEY
                            SMALL CAP CORE FUND, INC.

--------------------------------------------------------------------------------

             STYLE PURE SERIES | SEMI-ANNUAL REPORT | JUNE 30, 2002

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]

SANDIP A. BHAGAT
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
SANDIP A. BHAGAT
--------------------------------------------------------------------------------
Sandip A. Bhagat, CFA, has more than 15 years of securities business experience.
Education: BS in Chemical Engineering from the University of Bombay, MS and MBA University of Connecticut.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
January 23, 1990

MANAGER TENURE
--------------------------------------------------------------------------------
15 Years

MANAGEMENT INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
15 Years

                                           CLASS A       CLASS B         CLASS L
--------------------------------------------------------------------------------
NASDAQ                                      SBDSX         SBDBX           SBDLX
--------------------------------------------------------------------------------
INCEPTION                                  1/23/90       6/25/97         6/24/97
--------------------------------------------------------------------------------

[CLIP ART] Style Pure Series

--------------------------------------------------------------------------------
Semi-Annual Report o June 30, 2002

SMITH BARNEY SMALL
CAP CORE FUND, INC.

Average Annual Total Returns as of June 30, 2002*

                                             Without Sales Charges(1)

                                   Class A           Class B             Class L
--------------------------------------------------------------------------------
Six-Month+                         (3.44)%           (3.83)%             (3.83)%
--------------------------------------------------------------------------------
One-Year                           (5.50)            (6.21)              (6.21)
--------------------------------------------------------------------------------
Five-Year                           6.47              5.51                5.53
--------------------------------------------------------------------------------
Ten-Year                            9.59               N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++                   8.54              5.54                5.70
--------------------------------------------------------------------------------

                                               With Sales Charges(2)

                                   Class A           Class B             Class L
--------------------------------------------------------------------------------
Six-Month+                          (8.24)%          (8.64)%             (5.72)%
--------------------------------------------------------------------------------
One-Year                           (10.24)          (10.89)              (8.09)
--------------------------------------------------------------------------------
Five-Year                            5.37             5.37                5.33
--------------------------------------------------------------------------------
Ten-Year                             9.03              N/A                 N/A
--------------------------------------------------------------------------------
Since Inception++                    8.09             5.54                5.49
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are January 23, 1990, June 25, 1997 and June 24, 1997, respectively.

--------------------------------------------------------------------------------

What's Inside

Letter to Our Shareholders ................................................    1
Historical Performance ....................................................    5
Growth of $10,000 .........................................................    8
Fund at a Glance ..........................................................    9
Schedule of Investments ...................................................   10
Statement of Assets and Liabilities .......................................   19
Statement of Operations ...................................................   20
Statements of Changes in Net Assets .......................................   21
Notes to Financial Statements .............................................   22
Financial Highlights ......................................................   26

--------------------------------------------------------------------------------
Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

Dear Shareholder,

Enclosed herein is the semi-annual report for the Smith Barney Small Cap Core Fund, Inc. ("Fund") for the period ended June 30, 2002. In this report, we highlight the economic environment over this period and discuss investment performance and strategy in the context of prevailing market conditions. We hope you find this report to be useful and informative.

Performance Update

For the six months ended June 30, 2002, the Fund's Class A shares, without sales charges, returned negative 3.44%. The Fund outperformed its benchmark, the Russell 2000 Index(1), which returned negative 4.70% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Fund seeks long-term capital appreciation by investing at least 80% of net assets in common stocks of U.S. companies with relatively small market capitalization at the time of investment.(2) These are companies with market capitalization typically in excess of $100 million and in the lowest 20% of publicly traded companies. The Fund will hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Index in terms of economic sector weightings and market capitalization. In terms of our securities-selection process, we employ an active investment strategy that focuses primarily on individual stock selection and remaining diversified across several industries and sectors. We use quantitative analysis to help us identify stocks that possess attractive growth or value characteristics.

Market Overview

Cyclical economic conditions in the U.S. are clearly improving, in our view, following a relatively mild recession in 2001. The excesses and miscalculations that led to many of the U.S. economy's problems over the past two years appear, to a large extent, to have been corrected. Business inventories, in general, have been sharply pared back and now seem to be rebounding. This inventory rebound appears to have added strongly to growth during the first quarter of 2002.

The economic rebound continued into the second quarter, and we believe that the prospects for growth during the second half of this year appear to be solid. Although the 1.1% (initial release from the Commerce Department) pace of growth during the second quarter of 2002 was significantly below the robust 5.0% Gross Domestic Product ("GDP")(3) pace-of-growth recently revised figure posted for the first quarter of this calendar year, we think the U.S. economy remains firmly entrenched in an economic recovery. Although the 2001 recession was mild by historic measures, we feel that six quarters of subpar growth - from the middle of 2000 through the end of 2001 - left the U.S. economy operating well below its potential output level.

Business investment, both in terms of inventories and fixed investment, has been the economy's weakest sector over the past two years. We believe that both of these categories of investment appear set to rebound in 2002. Our findings suggest that a slowing of the inventory correction followed by outright inventory restocking is expected to give the U.S. economy a strong boost over the next several quarters. We believe these considerations, in effect, may buy time for the economy to continue to correct the remaining excesses in the information technology and communications sectors.

----------
(1) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

(2) Please note that small-cap companies often experience sharper price fluctuations than stocks of mid and large-capitalization companies.

(3) GDP is a market value of goods and services produced by labor and property in any given country.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

Strengthening business fixed investment, particularly in non-communications technology industries, is expected to boost the economy in the second half of the year, according to our research. Softer auto sales, following the end of a sustained period of attractive financing incentives, and a rise in consumer savings were major factors that contributed to slower growth in consumer spending in the second quarter. However, we believe that consumer fundamentals may improve going forward.

Job growth has stabilized and appears to us to be headed higher in the second half of this year. Consumer loan delinquency rates have been falling in recent months and ratios of mortgage debt-to-home values have held relatively steady, according to our findings.

We believe that the outlook on inflation remains positive, despite a run-up in energy prices that caused the Consumer Price Index ("CPI")(4) to spike upward in the second quarter. Last year's global recession resulted in low levels of capacity utilization that we feel will likely take a long period of time of above-trend economic growth to absorb. We also believe that competitive pressures will likely continue to exhibit sharp downward pressure on prices.

There is a risk, in our opinion, that the added monetary and fiscal stimuli implemented following the September 11, 2001 terrorist attacks and the resulting shock to the U.S. economy will have inflationary consequences as the economy recovers. We discount that risk, particularly the risk that the U.S. Federal Reserve Board will leave highly stimulative monetary policy in effect long enough to ignite inflationary pressures in 2002 and beyond.

In terms of equity market performance during the period from an investment-style perspective, small-cap stocks outperformed their large-cap counterparts for the period, while growth stocks underperformed value stocks. For example, for the six months ended June 30, 2002, the Russell 2000 Index returned negative 4.70% while the S&P 500 Index(5) returned negative 13.15%. The Russell 2000 Growth Index(6) declined by 17.35% for the same period, significantly below the gain of 7.26% registered by the Russell 2000 Value Index(7) for the six months.

Fund Overview

In managing the fund, we neither attempt to time the market nor to focus on exploiting market sector opportunities based on economic forecasts. Instead, we employ an active investment strategy based on a sophisticated, proprietary model that seeks to identify small-cap stocks that, in our opinion, are likely to outperform their peers. As a result of our investment approach, the Fund's holdings tend to be widely diversified among 300 to 350 companies that should perform in a manner comparable to the Russell 2000 Index, a broad measure of the small-cap market.

From our perspective, the market's focus was on quality of earnings, and the Fund's bias towards earnings fundamentals helped its relative performance. Later, in an overall bearish environment created by geopolitical risks and financial accounting concerns, the lower price-to-earnings ("P/E")(8) multiple of the Fund relative to its benchmark helped us minimize negative market returns.

----------
(4) The CPI measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, clothing, entertainment and medical care.

(5) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(6) Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(7) Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(8)   The P/E ratio is the price of a stock divided by its earnings per share.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

In the consumer discretionary sector, several of our positions at the beginning of the year in retailers and restaurants advanced during the period, we believe, on growing hopes of an economic recovery. Chico's FAS, Inc., The Gymboree Corp. and Applebee's International, Inc. all posted solid double-digit gains. Corinthian Colleges, Inc., a post-secondary education company, continued an impressive rebound in the second quarter and is now well above its September price. After an earnings shortfall in mid-2001 relative to consensus expectations, it appears to us that investors now seem to be comfortable with an expected earnings growth rate for Corinthian in the mid-$20.00 range. JAKKS Pacific, Inc. and Clark/Bardes, Inc. fell sharply in the second quarter after a negative earnings surprise and hurt the Fund's relative performance.

The healthcare sector saw a wide dispersion of returns during the second quarter. The Fund benefited from its overweight positions in several stocks that generated strong performances, such as Mid Atlantic Medical Services, Inc., Connetics Corp., Sonic Innovations, Inc. and Boron LePore & Associates. Most of these stocks were characterized by solid earnings fundamentals and reasonable valuations, in our view. Cardinal Health, Inc. acquired Boron LePore in a tender cash offer for an approximate 25% premium. Our small position in Miravant Medical Technologies hurt performance earlier in the year as the company lost well over half of its market value after test results failed to prove its main drug viable. In addition, Cyberonics, Inc. also fell on earnings disappointments.

While large-cap bank stocks generated weak performances attributable, from our perspective, to concerns regarding the complexities of their balance sheets and exposure to failing Latin American economies, smaller regional banks performed well within the financial services sector. The Fund's positions within the sector in Seacoast Financial Services Corp., New Century Financial Corp., Bankunited Financial Corp. and Wintrust Financial Corp. performed well.

Market Outlook

Looking back to the conclusion of September 2001 through the end of the recent period, the Russell 2000 Index returned 15.39%, outperforming the Russell 1000 Index(9), which returned negative 3.13% over the nine months. Although past performance does not guarantee future results, this performance scenario somewhat corresponds to historical experience whereby small-cap stocks have outperformed larger-cap issues over an extended period after a market trough. We believe that the overall stimulative environment on both the monetary and fiscal fronts, coupled with generally low valuations of small-cap stocks relative to those in other equity asset classes, should bode well for small-cap stocks within the overall stock market in the foreseeable future.

At the nine-month mark following what appeared to us to have been a market trough during September 2001, the stock market appears to be re-testing those levels after taking into account renewed concerns of accounting fraud and terrorist threats. The anticipated economic recovery in the U.S., while muted in nature, nonetheless appears to us to be underway. However, the economic news, at least for the moment, appears to be overwhelmed by investor skepticism about the integrity of Corporate America.

----------
(9) The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

As the U.S. stock market continues to experience a high level of volatility, we maintain our dual focus on low valuation and rising earnings expectations as the key stock-selection parameters during this difficult market environment.

Thank you for your investment in the Smith Barney Small Cap Core Fund, Inc. We look forward to serving your investment-management needs in the future.

Sincerely,


/s/ Heath B. McLendon                       /s/ Sandip A. Bhagat

Heath B. McLendon                           Sandip A. Bhagat, CFA
Chairman                                    Vice President

August 2, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 10 through 18 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is of June 30, 2002 and is subject to change.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares(1)
================================================================================

                                    Net Asset Value
                                -----------------------
                                Beginning        End         Income      Capital Gain       Total
Period Ended                    of Period     of Period     Dividends    Distributions     Returns(2)+
======================================================================================================
6/30/02                          $12.80        $12.36         $0.00          $0.00         (3.44)%++
------------------------------------------------------------------------------------------------------
12/31/01                          12.91         12.80          0.00           0.00         (0.85)
------------------------------------------------------------------------------------------------------
12/31/00                          14.26         12.91          0.00           1.52          1.57
------------------------------------------------------------------------------------------------------
12/31/99                          13.35         14.26          0.08           1.68         21.09
------------------------------------------------------------------------------------------------------
12/31/98                          13.68         13.35          0.00           0.16         (1.31)
------------------------------------------------------------------------------------------------------
12/31/97                          12.30         13.68          0.04           1.98         28.25
------------------------------------------------------------------------------------------------------
12/31/96                          12.15         12.30          0.04           2.00         20.56
------------------------------------------------------------------------------------------------------
12/31/95                          11.78         12.15          0.11           1.94         18.90
------------------------------------------------------------------------------------------------------
12/31/94                          12.50         11.78          0.05           0.09         (4.36)
------------------------------------------------------------------------------------------------------
12/31/93                          11.49         12.50          0.01           0.00          8.90
------------------------------------------------------------------------------------------------------
12/31/92                          10.34         11.49          0.05           0.00         11.71
======================================================================================================
Total                                                         $0.38          $9.37
======================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                                    Net Asset Value
                                -----------------------
                                Beginning        End         Income      Capital Gain       Total
Period Ended                    of Period     of Period     Dividends    Distributions     Returns(2)+
======================================================================================================
6/30/02                          $12.26        $11.79         $0.00          $0.00         (3.83)%++
------------------------------------------------------------------------------------------------------
12/31/01                          12.45         12.26          0.00           0.00         (1.53)
------------------------------------------------------------------------------------------------------
12/31/00                          13.92         12.45          0.00           1.52          0.72
------------------------------------------------------------------------------------------------------
12/31/99                          13.09         13.92          0.00           1.68         20.21
------------------------------------------------------------------------------------------------------
12/31/98                          13.52         13.09          0.00           0.16         (2.07)
------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97            13.34         13.52          0.01           1.98         16.73++
======================================================================================================
Total                                                         $0.01          $5.34
======================================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                                    Net Asset Value
                                -----------------------
                                Beginning        End         Income      Capital Gain       Total
Period Ended                    of Period     of Period     Dividends    Distributions     Returns(2)+
======================================================================================================
6/30/02                          $12.26        $11.79         $0.00          $0.00         (3.83)%++
------------------------------------------------------------------------------------------------------
12/31/01                          12.45         12.26          0.00           0.00         (1.53)
------------------------------------------------------------------------------------------------------
12/31/00                          13.91         12.45          0.00           1.52          0.79
------------------------------------------------------------------------------------------------------
12/31/99                          13.09         13.91          0.00           1.68         20.12
------------------------------------------------------------------------------------------------------
12/31/98                          13.51         13.09          0.00           0.16         (1.99)
------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97            13.24         13.51          0.01           1.98         17.53++
======================================================================================================
Total                                                         $0.01          $5.34
======================================================================================================

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                                    Net Asset Value
                                -----------------------
                                Beginning        End         Income      Capital Gain      Return           Total
Period Ended                    of Period     of Period     Dividends    Distributions   of Capital       Returns(2)+
=====================================================================================================================
6/30/02                          $13.00        $12.58         $0.00          $0.00         $0.00           (3.23)%++
---------------------------------------------------------------------------------------------------------------------
12/31/01                          13.07         13.00          0.01           0.00          0.01           (0.37)
---------------------------------------------------------------------------------------------------------------------
12/31/00                          14.37         13.07          0.00           1.52          0.00            1.91
---------------------------------------------------------------------------------------------------------------------
12/31/99                          13.34         14.37          0.03           1.68          0.00           21.55
---------------------------------------------------------------------------------------------------------------------
12/31/98                          13.63         13.34          0.03           0.16          0.00           (0.80)
---------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97            13.87         13.63          0.04           0.00          0.00           (1.42)++
=====================================================================================================================
Total                                                         $0.11          $3.36         $0.01
=====================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                                    Without Sales Charges(2)
                                    --------------------------------------------------------
                                    Class A(1)      Class B            Class L       Class Y
============================================================================================
Six Months Ended 6/30/02++           (3.44)%        (3.83)%            (3.83)%      (3.23)%
--------------------------------------------------------------------------------------------
Year Ended 6/30/02                   (5.50)         (6.21)             (6.21)       (5.11)
--------------------------------------------------------------------------------------------
Five Years Ended 6/30/02              6.47           5.51               5.53          N/A
--------------------------------------------------------------------------------------------
Ten Years Ended 6/30/02               9.59            N/A                N/A          N/A
--------------------------------------------------------------------------------------------
Inception* through 6/30/02            8.54           5.54               5.70         3.72
============================================================================================

                                                      With Sales Charges(3)
                                    --------------------------------------------------------
                                    Class A(1)      Class B            Class L       Class Y
============================================================================================
Six Months Ended 6/30/02++           (8.24)%        (8.64)%            (5.72)%      (3.23)%
--------------------------------------------------------------------------------------------
Year Ended 6/30/02                  (10.24)        (10.89)             (8.09)       (5.11)
--------------------------------------------------------------------------------------------
Five Years Ended 6/30/02              5.37           5.37               5.33          N/A
--------------------------------------------------------------------------------------------
Ten Years Ended 6/30/02               9.03           N/A                 N/A          N/A
--------------------------------------------------------------------------------------------
Inception* through 6/30/02            8.09           5.54               5.49         3.72
============================================================================================

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Cumulative Total Returns+
================================================================================

                                                        Without Sales Charges(2)
================================================================================
Class A (6/30/92 through 6/30/02)                               149.87%
--------------------------------------------------------------------------------
Class B (Inception* through 6/30/02)                             31.07
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/02)                             32.06
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/02)                             18.75
================================================================================

(1) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Core Fund, Inc. vs. Russell 2000 Index+

                             June 1992 -- June 2002

  [The following table was depicted as a line chart in the printed material.]

                 Smith Barney Small
                 Cap Core Fund, Inc.              Russell 2000 Index
                 -------------------              ------------------
June 1992                9500                           10000
 Dec 1992               10260                           11825
 Dec 1993               11174                           14057
 Dec 1994               10654                           13801
 Dec 1995               13213                           17729
 Dec 1996               15929                           20654
 Dec 1997               20428                           25273
 Dec 1998               20161                           24631
 Dec 1999               24413                           29864
 Dec 2000               24796                           28962
 Dec 2001               24584                           29706
June 2002               23739                           28309

+ Hypothetical illustration of $10,000 invested on June 30, 1992, assuming reinvestment of dividends and capital gains, if any, through June 30, 2002. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Small Cap Core Fund, Inc. at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Curtiss-Wright Corp. ...............................................    0.8%

 2. AMETEK, Inc. .......................................................    0.8

 3. The Finish Line, Inc. ..............................................    0.8

 4. Fred's, Inc. .......................................................    0.8

 5. Hollywood Entertainment Corp. ......................................    0.7

 6. Aztar Corp. ........................................................    0.7

 7. Friedman, Billings, Ramsey Group, Inc., Class A Shares .............    0.7

 8. Corinthian Colleges, Inc. ..........................................    0.7

 9. JDA Software Group, Inc. ...........................................    0.7

10. Haverty Furniture Cos., Inc. .......................................    0.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

              3.2%               Automotive
              9.3%               Banking
              4.1%               Consumer Products and Services
              5.8%               Energy
              8.3%               Healthcare
              7.4%               Real Estate
             10.1%               Retail
              4.3%               Semiconductors
              4.5%               Software
              2.9%               Utilities
             40.1%               Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

             98.5%               Common Stock
              0.6%               U.S. Treasury Bills
              0.9%               Repurchase Agreement

* All information is as of June 30, 2002. Please note that the Fund's holdings and their weightings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
COMMON STOCK -- 98.5%
Aerospace/Defense -- 2.0%
      38,626   Curtiss-Wright Corp. (a)                            $  3,090,080
      29,564   FLIR Systems, Inc. (a)(b)                              1,240,801
       6,659   HEICO Corp.                                               93,359
      19,505   Moog Inc., Class A Shares (b)                            836,374
      35,712   The Titan Corp. (a)(b)                                   653,172
      23,702   Woodward Governor Co.                                  1,401,262
--------------------------------------------------------------------------------
                                                                      7,315,048
--------------------------------------------------------------------------------
Automotive -- 3.2%
      36,426   CLARCOR Inc.                                           1,152,883
      98,502   Cooper Tire & Rubber Co. (a)                           2,024,216
      20,357   Dura Automotive Systems, Inc. (b)                        422,408
      54,747   IMPCO Technologies, Inc. (b)                             717,186
       6,635   Landstar System, Inc. (b)                                708,950
      37,396   Oshkosh Truck Corp.                                    2,210,478
      50,652   Pennzoil -- Quaker State Co.                           1,090,538
      35,293   Stoneridge, Inc. (a)(b)                                  659,979
       8,801   Superior Industries International, Inc. (a)              407,046
     115,637   Tower Automotive, Inc. (a)(b)                          1,613,136
      21,039   Winnebago Industries, Inc. (a)                           925,716
--------------------------------------------------------------------------------
                                                                     11,932,536
--------------------------------------------------------------------------------
Banking -- 9.2%
      61,213   Anchor BanCorp Wisconsin, Inc.                         1,475,845
      21,767   BancorpSouth, Inc. (a)                                   439,693
       9,915   Capital City Bank Group., Inc.                           342,365
      48,209   Commercial Federal Corp.                               1,398,061
      21,554   Community Bank System, Inc.                              695,116
      58,411   Doral Financial Corp.                                  1,950,343
      39,875   Downey Financial Corp.                                 1,886,087
      31,234   East West Bancorp, Inc.                                1,078,199
      27,182   Financial Institutions, Inc.                           1,029,111
       6,015   First Community Bancshares, Inc.                         202,465
      19,830   First Essex Bancorp, Inc.                                678,186
      18,936   First Financial Holdings, Inc.                           619,965
      22,838   First Midwest Bancorp, Inc.                              634,440
       8,226   Flagstar Bancorp, Inc. (a)                               190,021
      27,512   Flushing Financial Corp.                                 563,721
      56,836   Greater Bay Bancorp (a)                                1,748,275
       7,853   Hancock Holding Co.                                      529,135
      38,374   Independent Bank Corp.                                   878,381
      93,341   Local Financial Corp. (b)                              1,522,392
       4,879   National Penn Bancshares, Inc.                           127,830
      59,597   NetBank, Inc. (b)                                        694,305
      25,774   OceanFirst Financial Corp.                               622,184
      21,231   Port Financial Corp.                                     851,151
      10,066   Prosperity Bancshares, Inc.                              183,392
      45,150   Provident Bankshares Corp.                             1,069,603
      74,720   R&G Financial Corp., Class B Shares                    1,771,611
       9,214   Seacoast Banking Corp. of Florida                        531,924

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
Banking -- 9.2% (continued)
      57,325   Seacoast Financial Services Corp. (a)               $  1,437,138
      17,535   Second Bancorp Inc.                                      478,705
      28,020   Silicon Valley Bancshares (a)(b)                         738,607
      80,181   The South Financial Group, Inc.                        1,796,776
      29,313   Staten Island Bancorp, Inc.                              562,810
      19,055   Texas Regional Bancshares, Inc., Class A Shares          927,216
      54,747   UCBH Holdings, Inc.                                    2,080,933
      31,601   UMB Financial Corp.                                    1,481,139
      26,422   WesBanco, Inc. (a)                                       626,466
      13,970   Wintrust Financial Corp. (a)                             482,943
       6,438   WSFS Financial Corp.                                     166,551
--------------------------------------------------------------------------------
                                                                     34,493,085
--------------------------------------------------------------------------------
Basic Materials -- 0.2%
      23,573   Encore Wire Corp. (b)                                    335,444
      20,222   Watts Industries, Inc., Class A Shares                   401,407
--------------------------------------------------------------------------------
                                                                        736,851
--------------------------------------------------------------------------------
Biotechnology -- 2.5%
      19,988   Bio-Rad Laboratories, Inc. (a)(b)                        909,654
      39,121   Cambrex Corp.                                          1,568,752
     100,334   Cell Genesys, Inc. (a)(b)                              1,353,405
      22,201   Charles River Laboratories International,
                 Inc. (a)(b)                                            778,145
      23,823   Edwards Lifesciences Corp. (a)(b)                        552,694
      80,287   Gene Logic Inc. (a)(b)                                 1,124,018
      21,809   IDEXX Laboratories, Inc. (a)(b)                          562,454
      51,958   Kosan Biosciences, Inc. (b)                              452,554
     103,337   Maxygen Inc. (b)                                       1,237,874
      53,009   Serologicals Corp. (b)                                   969,535
--------------------------------------------------------------------------------
                                                                      9,509,085
--------------------------------------------------------------------------------
Broadcasting -- 0.6%
      40,500   Crown Media Holdings, Inc., Class A Shares (a)(b)        319,545
     121,223   Cumulus Media Inc., Class A Shares (a)(b)              1,670,453
      11,252   Saga Communications, Inc., Class A Shares (b)            253,176
--------------------------------------------------------------------------------
                                                                      2,243,174
--------------------------------------------------------------------------------
Business Services -- 2.2%
      32,328   Arbitron Inc. (b)                                      1,008,634
      28,792   Bowne & Co., Inc.                                        424,394
      47,630   FactSet Research Systems Inc.                          1,421,670
      24,976   Fair, Isaac and Co., Inc. (a)                            820,961
      60,218   Global Imaging Systems, Inc.                           1,143,540
      54,747   MemberWorks Inc. (a)(b)                                1,014,462
      29,000   NCO Group, Inc. (a)(b)                                   631,620
     113,676   Paxar Corp. (b)                                        1,904,073
--------------------------------------------------------------------------------
                                                                      8,369,354
--------------------------------------------------------------------------------
Capital Goods -- 0.3%
      34,791   Lennox International Inc.                                625,890
      25,665   Osmonics, Inc. (b)                                       408,073
--------------------------------------------------------------------------------
                                                                      1,033,963
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
Chemicals -- 2.5%
      94,248   Airgas, Inc. (b)                                    $  1,630,490
      91,820   Crompton Corp. (a)                                     1,170,705
      50,652   Cytec Industries Inc. (b)                              1,592,499
      55,291   Ferro Corp. (a)                                        1,667,024
      62,905   Georgia Gulf Corp.                                     1,663,208
      35,887   Minerals Technologies Inc.                             1,769,947
--------------------------------------------------------------------------------
                                                                      9,493,873
--------------------------------------------------------------------------------
Computers -- 1.2%
      29,288   Kronos Inc. (b)                                          892,962
      46,652   MICROS Systems, Inc. (b)                               1,292,727
      58,255   RadiSys Corp. (a)(b)                                     677,506
      90,204   Rainbow Technologies, Inc. (b)                           443,804
      68,326   Storage Technology Corp. (b)                           1,091,166
--------------------------------------------------------------------------------
                                                                      4,398,165
--------------------------------------------------------------------------------
Consumer Products and Services -- 4.0%
      41,857   Blyth, Inc.                                            1,306,776
      77,200   Corinthian Colleges, Inc. (a)(b)                       2,616,308
      70,731   The Dial Corp.                                         1,416,035
      38,043   Education Management Corp. (b)                         1,549,491
      68,218   John H. Harland Co.                                    1,923,748
      81,954   Oakley, Inc. (a)(b)                                    1,426,000
      16,381   Rent-A-Center, Inc. (a)(b)                               950,262
      30,068   Salton, Inc. (a)(b)                                      431,476
      15,898   Sanderson Farms, Inc.                                    397,609
      21,446   The Scotts Co., Class A Shares (b)                       973,648
      37,935   The Toro Co.                                           2,156,225
--------------------------------------------------------------------------------
                                                                     15,147,578
--------------------------------------------------------------------------------
Diversified/Multi-Industry -- 1.4%
      14,440   Carlisle Cos., Inc.                                      649,511
      16,137   ESCO Technologies Inc. (a)(b)                            564,795
      55,178   Harsco Corp.                                           2,069,175
       1,078   Matthews International Corp., Class A Shares              25,171
      48,470   Pittston Brink's Group                                 1,163,280
      15,495   ScanSource, Inc.                                         951,548
--------------------------------------------------------------------------------
                                                                      5,423,480
--------------------------------------------------------------------------------
Drugs -- 2.4%
      30,379   aaiPharma Inc. (a)(b)                                    682,920
      81,537   Amylin Pharmaceuticals, Inc. (a)(b)                      892,015
     120,806   Connetics Corp. (b)                                    1,560,693
      78,564   Esperion Therapeutics, Inc. (b)                          426,602
      82,319   First Horizon Pharmaceutical Corp. (b)                 1,703,180
      91,477   Indevus Pharmaceuticals, Inc. (b)                        106,113
      38,258   MGI Pharma, Inc. (b)                                     270,101
      37,783   Neurocrine Biosciences, Inc. (b)                       1,082,483
      53,132   Pain Therapeutics, Inc. (b)                              444,184
      27,219   Tanox, Inc. (a)(b)                                       294,782
      16,489   Theragenics Corp. (a)(b)                                 139,002
      41,258   Transkaryotic Therapies, Inc. (a)(b)                   1,487,351
--------------------------------------------------------------------------------
                                                                      9,089,426
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
Education -- 0.6%
      18,489   Bright Horizons Family Solutions, Inc. (b)          $    612,171
      58,196   PLATO Learning, Inc. (b)                                 574,395
      49,251   Sylvan Learning Systems, Inc. (b)                        982,065
--------------------------------------------------------------------------------
                                                                      2,168,631
--------------------------------------------------------------------------------
Electronics -- 0.7%
      43,431   American Superconductor Corp. (b)                        237,133
      89,126   Artesyn Technologies, Inc. (b)                           581,993
      10,390   The Genlyte Group Inc. (b)                               422,146
      47,689   Park Electrochemical Corp.                             1,263,758
      27,100   Pixelworks, Inc. (a)(b)                                  227,369
--------------------------------------------------------------------------------
                                                                      2,732,399
--------------------------------------------------------------------------------
Energy -- 5.7%
      24,803   Atmos Energy Corp.                                       581,382
      31,453   Atwood Oceanics, Inc. (b)                              1,179,487
     124,121   Avista Corp.                                           1,712,870
      61,321   Cabot Oil & Gas Corp., Class A Shares                  1,401,185
      15,303   CH Energy Group, Inc.                                    753,673
     141,825   Chesapeake Energy Corp. (a)(b)                         1,021,140
      51,291   Cleco Corp.                                            1,123,273
      67,461   Frontier Oil Corp.                                     1,187,314
      21,897   Headwaters Inc. (b)                                      344,878
      65,372   Oceaneering International, Inc. (b)                    1,765,044
      78,672   Offshore Logistics, Inc. (a)(b)                        1,879,474
     271,581   Parker Drilling Co. (b)                                  888,070
      35,564   Patina Oil & Gas Corp.                                   975,514
      51,579   Plains Resources Inc. (b)                              1,379,738
      31,253   SEACOR SMIT Inc. (a)(b)                                1,479,830
      67,644   Southwestern Energy Co. (b)                            1,027,512
      23,709   Stone Energy Corp. (b)                                   954,287
      44,725   Swift Energy Co. (a)(b)                                  706,208
      31,684   Western Gas Resources, Inc. (a)                        1,184,982
--------------------------------------------------------------------------------
                                                                     21,545,861
--------------------------------------------------------------------------------
Engineering and Construction -- 2.3%
      92,251   Apogee Enterprises, Inc. (a)                           1,324,724
      24,140   Beazer Homes USA, Inc. (a)(b)                          1,931,200
      36,211   Elcor Corp.                                              990,371
      11,740   Hovnanian Enterprises, Inc., Class A Shares (a)(b)       421,231
      20,185   Insituform Technologies, Inc., Class A Shares (a)(b)     427,518
      22,416   Meritage Corp. (a)(b)                                  1,023,290
      28,128   Simpson Manufacturing Co., Inc. (b)                    1,606,953
     109,710   USG Corp. (a)(b)                                         784,426
--------------------------------------------------------------------------------
                                                                      8,509,713
--------------------------------------------------------------------------------
Entertainment -- 0.1%
      26,909   AMC Entertainment Inc. (a)(b)                            382,108
--------------------------------------------------------------------------------
Financial Services -- 2.6%
      86,432   BankUnited Financial Corp. (b)                         1,655,173
      60,675   Charter Municipal Mortgage Acceptance Co.              1,084,869
      46,341   Clark/Bardes, Inc. (b)                                 1,058,428

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
Financial Services -- 2.6% (continued)
     206,811   Friedman, Billings, Ramsey Group, Inc.,
                 Class A Shares (a)(b)                             $  2,632,704
      28,667   The InterCept Group, Inc. (a)(b)                         593,980
       9,099   Jefferies Group, Inc. (a)                                383,068
      65,740   New Century Financial Corp. (a)(b)                     2,298,928
--------------------------------------------------------------------------------
                                                                      9,707,150
--------------------------------------------------------------------------------
Food and Beverage -- 2.1%
      61,941   Dole Food Co., Inc.                                    1,786,998
      35,018   Flowers Foods, Inc. (b)                                  905,215
      64,138   International Multifoods Corp. (b)                     1,667,588
      50,436   Nash-Finch Co. (a)                                     1,611,935
      60,028   Ralcorp Holdings, Inc. (b)                             1,875,875
--------------------------------------------------------------------------------
                                                                      7,847,611
--------------------------------------------------------------------------------
Gaming -- 1.4%
     129,819   Aztar Corp. (b)                                        2,700,235
      39,888   Boyd Gaming Corp. (a)(b)                                 574,387
      85,088   Hollywood Casino Corp. (b)                               918,950
      31,202   Penn National Gaming, Inc. (b)                           566,316
      23,438   Station Casinos, Inc. (b)                                418,368
--------------------------------------------------------------------------------
                                                                      5,178,256
--------------------------------------------------------------------------------
Healthcare -- 8.2%
      49,898   Acacia Research Corp. (a)(b)                             354,276
      19,399   Advanced Neuromodulation Systems, Inc. (b)               591,669
      19,075   Albany Molecular Research, Inc. (a)(b)                   403,245
     108,812   Apria Healthcare Group Inc. (b)                        2,437,389
      28,020   Cerner Corp. (a)(b)                                    1,340,197
      11,798   The Cooper Cos., Inc.                                    555,686
      59,812   Coventry Health Care, Inc. (b)                         1,699,857
      27,389   Cyberonics, Inc. (b)                                     359,316
      48,850   Diagnostic Products Corp.                              1,807,450
      31,412   DIANON Systems, Inc. (a)(b)                            1,678,029
     135,091   Endocare, Inc. (a)(b)                                  1,784,552
      65,222   Fisher Scientific International, Inc. (a)(b)           1,826,216
      19,560   ICU Medical, Inc. (a)(b)                                 604,404
      63,800   IGEN International, Inc. (a)(b)                        2,009,700
      80,609   Mid Atlantic Medical Services, Inc. (a)(b)             2,527,092
      38,689   NDCHealth Corp. (a)                                    1,079,423
       4,787   Pediatrix Medical Group, Inc. (a)(b)                     119,675
      33,409   Possis Medical, Inc. (b)                                 412,568
      77,209   Priority Healthcare Corp., Class B Shares (b)          1,814,411
      98,610   Sonic Innovations, Inc. (b)                              697,173
     101,843   STERIS Corp. (b)                                       1,946,220
      55,502   Sunrise Assisted Living, Inc. (a)(b)                   1,487,454
      21,398   Syncor International Corp. (a)(b)                        674,037
     225,455   TriPath Imaging, Inc. (b)                                985,238
      48,065   Varian Inc. (a)(b)                                     1,583,742
--------------------------------------------------------------------------------
                                                                     30,779,019
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
Home/Office Furnishings -- 1.3%
       6,187   American Woodmark Corp.                             $    347,276
     128,089   Haverty Furniture Cos., Inc.                           2,529,758
     271,277   Interface, Inc., Class A Shares                        2,181,067
--------------------------------------------------------------------------------
                                                                      5,058,101
--------------------------------------------------------------------------------
Insurance -- 2.7%
      81,366   American Physicians Capital, Inc. (b)                  1,501,935
      16,087   AmerUs Group Co. (a)                                     596,828
      17,610   Baldwin & Lyons, Inc., Class B Shares                    402,036
      51,451   Hilb, Rogal and Hamilton Co.                           2,328,158
      60,136   LandAmerica Financial Group, Inc.                      1,894,284
      56,938   ProAssurance Corp. (b)                                 1,002,109
      15,170   Selective Insurance Group, Inc.                          429,766
      30,930   StanCorp Financial Group, Inc. (a)                     1,716,615
      92,898   Vesta Insurance Group, Inc.                              397,603
--------------------------------------------------------------------------------
                                                                     10,269,334
--------------------------------------------------------------------------------
Internet -- 2.1%
      67,420   Avocent Corp. (b)                                      1,073,326
     150,093   FreeMarkets, Inc. (a)(b)                               2,120,814
      34,900   INT Media Group, Inc. (b)                                 69,102
      66,339   ITXC Corp. (a)(b)                                        345,626
      95,150   Macromedia, Inc. (a)(b)                                  843,980
      63,153   PC-Tel, Inc. (b)                                         427,483
      14,852   ProQuest Co. (b)                                         527,246
     101,735   SonicWALL, Inc. (a)(b)                                   510,710
      73,868   Websense, Inc. (b)                                     1,888,805
--------------------------------------------------------------------------------
                                                                      7,807,092
--------------------------------------------------------------------------------
Leisure -- 0.6%
      68,736   JAKKS Pacific, Inc. (a)(b)                             1,217,315
      39,658   THQ Inc. (a)(b)                                        1,182,602
--------------------------------------------------------------------------------
                                                                      2,399,917
--------------------------------------------------------------------------------
Machinery -- 1.8%
      30,781   AGCO Corp. (b)                                           600,229
      80,612   AMETEK, Inc.                                           3,002,797
      25,454   Gardner Denver Inc. (b)                                  509,080
      31,409   IDEX Corp. (a)                                         1,052,201
     137,515   Presstek, Inc. (b)                                       550,060
      16,273   Tecumseh Products Co., Class A Shares (a)                863,771
--------------------------------------------------------------------------------
                                                                      6,578,138
--------------------------------------------------------------------------------
Metals/Mining -- 0.9%
     125,552   AK Steel Holding Corp.                                 1,608,321
      61,644   Reliance Steel & Aluminum Co.                          1,880,142
--------------------------------------------------------------------------------
                                                                      3,488,463
--------------------------------------------------------------------------------
Networking -- 0.3%
      72,745   Adaptec, Inc. (a)(b)                                     573,958
      88,716   Aeroflex Inc. (b)                                        616,576
--------------------------------------------------------------------------------
                                                                      1,190,534
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
Paper and Forest Products -- 0.9%
     104,214   Caraustar Industries, Inc. (a)                      $  1,300,591
      66,602   Potlatch Corp. (a)                                     2,265,800
--------------------------------------------------------------------------------
                                                                      3,566,391
--------------------------------------------------------------------------------
Real Estate -- 7.3%
      27,158   Alexandria Real Estate Equities, Inc.                  1,339,976
     105,938   Catellus Development Corp. (b)                         2,163,254
      35,349   CBL & Associates Properties, Inc.                      1,431,634
      54,316   Chateau Communities, Inc.                              1,662,070
      65,309   Cousins Properties, Inc.                               1,617,051
     149,908   Equity Inns Inc.                                       1,206,759
      60,998   First Industrial Realty Trust, Inc.                    2,003,784
      72,745   Highwoods Properties, Inc.                             1,891,370
      91,712   IndyMac Bancorp, Inc. (b)                              2,080,028
      91,928   Jones Lang LaSalle Inc. (b)                            2,270,622
      52,700   LaSalle Hotel Properties                                 830,025
      49,359   Mid-America Apartment Communities, Inc.                1,320,353
      30,714   Mills Corp. (a)                                          952,134
      54,855   Parkway Properties, Inc. (a)                           1,995,625
      53,023   Realty Income Corp.                                    1,957,609
      46,557   Summit Properties Inc.                                 1,087,106
     111,003   Trammell Crow Co. (b)                                  1,603,993
--------------------------------------------------------------------------------
                                                                     27,413,393
--------------------------------------------------------------------------------
Retail -- 10.0%
     109,602   Applebee's International, Inc. (a)                     2,515,366
      16,217   Burlington Coat Factory Warehouse Corp. (a)              344,611
      57,226   CBRL Group, Inc. (a)                                   1,741,387
     258,622   Charming Shoppes, Inc. (a)(b)                          2,234,494
      24,895   The Cheesecake Factory Inc.                              883,275
      28,190   Chico's FAS, Inc. (a)(b)                               1,023,861
      30,050   Claire's Stores, Inc. (a)                                688,145
      87,940   Copart, Inc. (b)                                       1,427,266
     155,801   The Finish Line, Inc. (b)                              2,791,954
      75,655   Fred's, Inc.                                           2,782,591
      20,369   Group 1 Automotive, Inc. (a)(b)                          777,077
     156,590   The Gymboree Corp. (b)                                 2,508,572
     133,850   Hollywood Entertainment Corp. (b)                      2,768,018
      61,785   Hot Topic, Inc. (a)(b)                                 1,650,277
      32,267   Insight Enterprises, Inc. (b)                            812,806
      18,815   J. Jill Group Inc. (a)(b)                                714,029
      41,240   Landry's Restaurants, Inc. (a)                         1,052,032
      26,188   Lithia Motors, Inc. (b)                                  704,981
      48,739   The Nautilus Group, Inc. (a)(b)                        1,491,413
      25,431   Papa John's International, Inc. (a)(b)                   849,141
      51,703   The Pep Boys -- Manny, Moe & Jack (a)                    871,196
      16,677   Regis Corp. (a)                                          450,596
      49,166   Ruby Tuesday, Inc. (a)                                   953,820
      41,222   Ryan's Family Steak Houses, Inc. (b)                     544,543

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
Retail -- 10.0% (continued)
      70,051   TBC Corp. (b)                                       $  1,112,410
      51,083   Too Inc. (b)                                           1,573,356
      61,170   Urban Outfitters, Inc. (b)                             2,123,822
--------------------------------------------------------------------------------
                                                                     37,391,039
--------------------------------------------------------------------------------
Semiconductors -- 4.3%
      32,832   Actel Corp. (b)                                          690,129
      51,428   Asyst Technologies, Inc. (a)(b)                        1,046,560
      10,900   Brooks Automation, Inc. (a)(b)                           278,604
      11,879   Cymer, Inc. (a)(b)                                       416,240
     143,746   Entegris Inc. (a)(b)                                   2,098,692
      43,390   Exar Corp. (a)(b)                                        855,651
      58,806   Integrated Circuit Systems, Inc. (a)(b)                1,187,293
      66,710   Kulicke and Soffa Industries, Inc. (b)                   826,537
      84,809   MKS Instruments, Inc. (a)(b)                           1,702,117
      54,297   Photon Dynamics, Inc. (b)                              1,628,910
      42,138   Photronics, Inc. (a)(b)                                  798,094
      72,015   Power Integrations, Inc. (b)                           1,334,841
      54,684   Semitool, Inc. (b)                                       446,221
      59,274   Skyworks Solutions, Inc. (a)(b)                          328,971
      48,820   Varian Semiconductor Equipment Associates,
                 Inc. (a)(b)                                          1,656,463
      32,163   Zoran Corp. (a)(b)                                       736,854
--------------------------------------------------------------------------------
                                                                     16,032,177
--------------------------------------------------------------------------------
Software -- 4.4%
     197,111   Acclaim Entertainment, Inc. (a)(b)                       695,802
      59,409   Activision, Inc. (b)                                   1,726,425
      58,627   ANSYS, Inc. (a)(b)                                     1,178,403
      25,218   Aspen Technology, Inc. (a)(b)                            210,318
     124,906   Avid Technology, Inc. (b)                              1,156,630
      24,140   Cognizant Technology Solutions Corp. (a)(b)            1,297,525
     121,457   Datastream Systems, Inc. (b)                             862,345
     115,530   Documentum, Inc. (b)                                   1,386,360
     100,296   E.piphany, Inc. (b)                                      440,299
      90,223   JDA Software Group, Inc. (a)(b)                        2,549,702
      93,568   Retek Inc. (b)                                         2,273,702
     105,657   Take-Two Interactive Software, Inc. (a)(b)             2,175,478
      52,268   Verity, Inc. (b)                                         579,652
--------------------------------------------------------------------------------
                                                                     16,532,641
--------------------------------------------------------------------------------
Telecommunications -- 1.6%
      39,446   Catapult Communications Corp. (b)                        862,723
      30,112   Celeritek, Inc. (a)(b)                                   198,739
      37,612   DMC Stratex Networks, Inc. (b)                            75,600
      55,502   Intrado Inc. (a)(b)                                    1,074,519
      88,903   Itron, Inc. (a)(b)                                     2,331,926
      16,031   Media General, Inc., Class A Shares                      961,860
     122,082   REMEC, Inc. (a)(b)                                       684,880
--------------------------------------------------------------------------------
                                                                      6,190,247
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    June 30, 2002
================================================================================

    SHARES                             SECURITY                        VALUE
================================================================================
Textiles/Apparel -- 0.7%
      34,937   Quaker Fabric Corp. (b)                             $    541,489
     101,950   Steven Madden, Ltd. (b)                                2,021,567
--------------------------------------------------------------------------------
                                                                      2,563,056
--------------------------------------------------------------------------------
Tobacco -- 0.2%
      28,020   Standard Commercial Corp.                                608,034
--------------------------------------------------------------------------------
Transportation -- 1.1%
      45,587   Alexander & Baldwin, Inc.                              1,163,836
      31,577   Atlantic Coast Airlines Holdings, Inc. (a)(b)            685,221
      36,271   Midwest Express Holdings, Inc. (b)                       478,777
      14,765   Polaris Industries, Inc.                                 959,725
      24,808   Roadway Corp. (a)                                        891,351
--------------------------------------------------------------------------------
                                                                      4,178,910
--------------------------------------------------------------------------------
Utilities -- 2.9%
      31,751   New Jersey Resources Corp.                               947,767
      58,915   NorthWestern Corp. (a)                                   998,609
      56,175   Philadelphia Suburban Corp.                            1,134,735
      71,559   PNM Resources Inc.                                     1,731,728
      29,534   Southern Union Co. (b)                                   502,085
      60,787   UGI Corp.                                              1,941,537
      33,085   UIL Holdings Corp. (a)                                 1,801,809
      40,306   WPS Resources Corp. (a)                                1,645,694
--------------------------------------------------------------------------------
                                                                     10,703,964
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $357,307,059)                               370,007,797
================================================================================
     FACE
    AMOUNT                             SECURITY                        VALUE
================================================================================
U.S. TREASURY BILLS -- 0.6%
$ 2,400,000    U.S Treasury Bills, 0.000% due 9/12/02
                 (Cost -- $2,391,800)                                 2,391,800
================================================================================
REPURCHASE AGREEMENT -- 0.9%
   3,261,000   CIBC World Markets Corp., 1.870% due 7/1/02;
                 Proceeds at maturity -- $3,261,508; (Fully
                 collateralized by U.S. Treasury Bills, Notes
                 and Bonds, 0.000% to 11.125% due 11/29/02 to
                 8/15/03; Market value -- $3,326,796)
                 (Cost -- $3,261,000)                                 3,261,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $362,959,859*)                             $375,660,597
================================================================================

(a)   All or a portion of this security is on loan (See Note 7).

(b)   Non-income producing security.

*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                    June 30, 2002
================================================================================

ASSETS:
     Investments, at value (Cost -- $362,959,859)                                   $ 375,660,597
     Cash                                                                                     498
     Receivable for securities sold                                                     5,538,602
     Receivable for Fund shares sold                                                      583,007
     Receivable from broker - variation margin                                             20,840
     Dividends and interest receivable                                                    235,742
     Collateral for securities on loan (Note 7)                                        93,304,221
--------------------------------------------------------------------------------------------------
     Total Assets                                                                     475,343,507
--------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 7)                                           93,304,221
     Payable for securities purchased                                                  14,335,164
     Investment advisory fee payable                                                      195,606
     Payable for Fund shares purchased                                                     38,475
     Administration fee payable                                                            30,483
     Distribution fees payable                                                             19,368
     Accrued expenses                                                                      70,833
--------------------------------------------------------------------------------------------------
     Total Liabilities                                                                107,994,150
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 367,349,357
==================================================================================================
NET ASSETS:
     Par value of capital shares                                                    $      29,466
     Capital paid in excess of par value                                              381,161,389
     Undistributed net investment income                                                  394,935
     Accumulated net realized loss on security transactions and futures contracts     (26,937,171)
     Net unrealized appreciation of investments                                        12,700,738
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 367,349,357
==================================================================================================
Shares Outstanding:
     Class A                                                                            2,775,817
     ---------------------------------------------------------------------------------------------
     Class B                                                                            1,985,759
     ---------------------------------------------------------------------------------------------
     Class L                                                                            1,541,711
     ---------------------------------------------------------------------------------------------
     Class Y                                                                           23,162,445
     ---------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                 $       12.36
     ---------------------------------------------------------------------------------------------
     Class B *                                                                      $       11.79
     ---------------------------------------------------------------------------------------------
     Class L **                                                                     $       11.79
     ---------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                 $       12.58
     ---------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)              $       13.01
     ---------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)              $       11.91
==================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)       For the Six Months Ended June 30, 2002
================================================================================

INVESTMENT INCOME:
     Dividends                                                     $  1,555,618
     Interest                                                           315,265
     Less: Foreign withholding tax                                       (2,225)
--------------------------------------------------------------------------------
     Total Investment Income                                          1,868,658
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fee (Note 2)                                 1,225,565
     Distribution fees (Note 2)                                         254,079
     Administration fee (Note 2)                                        188,548
     Shareholder and system servicing fees                               55,602
     Registration fees                                                   37,192
     Shareholder communications                                          29,228
     Audit and legal                                                     24,486
     Custody                                                             11,901
     Directors' fees                                                        892
     Other                                                                3,469
--------------------------------------------------------------------------------
     Total Expenses                                                   1,830,962
--------------------------------------------------------------------------------
Net Investment Income                                                    37,696
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
     Realized Loss From:
       Security transactions (excluding short-term securities)       (7,882,411)
       Futures contracts                                               (605,534)
--------------------------------------------------------------------------------
     Net Realized Loss                                               (8,487,945)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                           16,306,030
       End of period                                                 12,700,738
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                         (3,605,292)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                       (12,093,237)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(12,055,541)
================================================================================

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 2002 (unaudited) and the Year Ended December 31, 2001

                                                                      2002             2001
================================================================================================
OPERATIONS:
     Net investment income                                       $      37,696    $     609,178
     Net realized gain (loss)                                       (8,487,945)      22,600,541
     Decrease in net unrealized appreciation                        (3,605,292)     (24,731,949)
------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                        (12,055,541)      (1,522,230)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                  --         (311,378)
     Capital                                                                --         (184,620)
------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders              --         (495,998)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                               55,460,648       64,317,714
     Cost of shares reacquired                                     (48,108,817)     (57,695,058)
------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions             7,351,831        6,622,656
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (4,703,710)       4,604,428

NET ASSETS:
     Beginning of period                                           372,053,067      367,448,639
------------------------------------------------------------------------------------------------
     End of period*                                              $ 367,349,357    $ 372,053,067
================================================================================================
* Includes undistributed net investment income of:               $     394,935    $     357,239
================================================================================================

                       See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Small Cap Core Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $1,580 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund pays SBFM a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended June 30, 2002, the Fund paid transfer agent fees of $38,398 to TB&T.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended June 30, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2002, SSB received sales charges of approximately $38,000 and $20,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the six months ended June 30, 2002, CDSCs paid to SSB were approximately:

                                                   Class B           Class L
================================================================================
CDSCs                                              $19,000           $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class to SSB. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively, to SSB.

For the six months ended June 30, 2002, total Distribution Plan fees were as follows:

                                    Class A        Class B           Class L
================================================================================
Distribution Plan Fees              $43,300       $120,042           $90,737
================================================================================

All officers and two Directors of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $173,972,175
--------------------------------------------------------------------------------
Sales                                                                142,780,011
================================================================================

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 50,361,193
Gross unrealized depreciation                                       (37,660,455)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 12,700,738
================================================================================

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2002, the Fund did not hold any open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At June 30, 2002, the Fund loaned common stocks having a market value of $90,319,991. The Fund received cash collateral amounting to $93,304,221 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities loaned for the six months ended June 30, 2002 was $36,283.

8. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $15,625,000 of capital loss carryforwards available to offset future capital gains, expiring in 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains to offset will not be distributed.

9. Capital Shares

At June 30, 2002, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                 Six Months Ended                    Year Ended
                                   June 30, 2002                 December 31, 2001
                            --------------------------      --------------------------
                              Shares         Amount           Shares         Amount
=======================================================================================
Class A

Shares sold                    816,483    $ 10,598,840       2,375,226    $ 29,458,728
Shares reacquired             (662,964)     (8,534,089)     (2,965,358)    (36,848,382)
---------------------------------------------------------------------------------------
Net Increase (Decrease)        153,519    $  2,064,751        (590,132)   $ (7,389,654)
=======================================================================================
Class B
Shares sold                    175,897    $  2,167,609         221,866    $  2,599,742
Shares reacquired             (193,342)     (2,362,280)       (451,969)     (5,239,971)
---------------------------------------------------------------------------------------
Net Decrease                   (17,445)   $   (194,671)       (230,103)   $ (2,640,229)
=======================================================================================
Class L
Shares sold                    221,107    $  2,718,644         343,594    $  4,075,741
Shares reacquired             (156,622)     (1,886,846)       (332,939)     (3,752,609)
---------------------------------------------------------------------------------------
Net Increase                    64,485    $    831,798          10,655    $    323,132
=======================================================================================
Class Y
Shares sold                  3,088,565    $ 39,975,555       2,308,813    $ 28,183,503
Shares reacquired           (2,677,626)    (35,325,602)       (976,459)    (11,854,096)
---------------------------------------------------------------------------------------
Net Increase                   410,939    $  4,649,953       1,332,354    $ 16,329,407
=======================================================================================

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)                             2002(2)(3)      2001(3)     2000(3)      1999(3)       1998(3)       1997
==========================================================================================================================
Net Asset Value, Beginning of Period         $  12.80       $  12.91     $  14.26     $  13.35     $  13.68      $  12.30
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                 (0.02)         (0.01)        0.02         0.02         0.00*         0.04
   Net realized and unrealized gain (loss)      (0.42)         (0.10)        0.15         2.65        (0.17)**       3.23
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.44)         (0.11)        0.17         2.67        (0.17)         3.27
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --             --           --        (0.08)          --         (0.04)
   Net realized gains                              --             --        (1.52)       (1.68)       (0.16)        (1.98)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --             --        (1.52)       (1.76)       (0.16)        (2.02)
--------------------------------------------------------------------------------------------------------------------------
Redemption Fee(4)                                  --             --           --           --           --          0.13
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  12.36       $  12.80     $  12.91     $  14.26     $  13.35      $  13.68
--------------------------------------------------------------------------------------------------------------------------
Total Return                                    (3.44)%++      (0.85)%       1.57%       21.09%       (1.31)%       28.25%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $ 34,319       $ 33,576     $ 41,457     $ 41,669     $ 42,747      $ 46,036
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.24%+         1.23%        1.16%        1.23%        1.33%         1.21%
   Net investment income (loss)                 (0.25)+        (0.08)        0.15         0.13         0.03          0.24
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            40%            87%         101%         104%         129%          140%
==========================================================================================================================

(1) The Fund operated as a closed-end investment company until June 23, 1997. As of that date all existing shares were converted to Class A shares. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception. The Fund's total returns while it was a closed-end fund are based on net asset value.
(2)   For the six months ended June 30, 2002 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) Amount relates to a redemption fee which was in effect through December 31, 1997.
*     Amount represents less than $0.01 per share.
** The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                               2002(1)(2)       2001(2)     2000(2)      1999(2)       1998(2)     1997(3)
===========================================================================================================================
Net Asset Value, Beginning of Period         $  12.26       $  12.45     $  13.92     $  13.09     $  13.52     $  13.34
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                          (0.06)         (0.10)       (0.09)       (0.09)       (0.09)       (0.01)
   Net realized and unrealized gain (loss)      (0.41)         (0.09)        0.14         2.60        (0.18)*       2.18
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.47)         (0.19)        0.05         2.51        (0.27)        2.17
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --             --           --           --           --        (0.01)
   Net realized gains                              --             --        (1.52)       (1.68)       (0.16)       (1.98)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                --             --        (1.52)       (1.68)       (0.16)       (1.99)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  11.79       $  12.26     $  12.45     $  13.92     $  13.09     $  13.52
---------------------------------------------------------------------------------------------------------------------------
Total Return                                    (3.83)%++      (1.53)%       0.72%       20.21%       (2.07)%      16.73%++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $ 23,415       $ 24,557     $ 27,801     $ 28,746     $ 23,551     $ 12,685
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      1.99%+         1.97%        1.97%        2.04%        2.10%        1.99%+
   Net investment loss                          (1.00)+        (0.82)       (0.65)       (0.66)       (0.72)       (0.26)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            40%            87%         101%         104%         129%         140%
===========================================================================================================================

(1)   For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   For the period from June 25, 1997 (inception date) to December 31, 1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                2002(1)(2)        2001(2)        2000(2)        1999(2)     1998(2)(3)       1997(4)
====================================================================================================================================
Net Asset Value, Beginning of Period        $  12.26          $  12.45       $  13.91       $  13.09      $  13.51      $  13.24
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                          (0.06)            (0.10)         (0.09)         (0.08)        (0.10)        (0.01)
  Net realized and unrealized gain (loss)      (0.41)            (0.09)          0.15           2.58         (0.16)*        2.27
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.47)            (0.19)          0.06           2.50         (0.26)         2.26
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --                --             --             --            --         (0.01)
  Net realized gains                              --                --          (1.52)         (1.68)        (0.16)        (1.98)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               --                --          (1.52)         (1.68)        (0.16)        (1.99)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  11.79          $  12.26       $  12.45       $  13.91      $  13.09      $  13.51
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                   (3.83)%++         (1.53)%         0.79%         20.12%        (1.99)%       17.53%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $ 18,181          $ 18,108       $ 18,256       $ 14,684      $  7,101      $  2,974
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.98%             1.98%          1.96%          2.01%         2.13%         2.00%
  Net investment loss                          (0.99)+           (0.82)         (0.64)         (0.61)        (0.74)        (0.26)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           40%               87%           101%           104%          129%          140%
====================================================================================================================================

Class Y Shares                                2002(1)(2)        2001(2)        2000(2)        1999(2)      1998(2)         1997(5)
====================================================================================================================================
Net Asset Value, Beginning of Period        $  13.00          $  13.07       $  14.37       $  13.34      $  13.63      $  13.87
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.01              0.04           0.07           0.08          0.06          0.01
  Net realized and unrealized gain (loss)      (0.43)            (0.09)          0.15           2.66         (0.16)*       (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.42)            (0.05)          0.22           2.74         (0.10)        (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --             (0.01)            --          (0.03)        (0.03)        (0.04)
  Net realized gains                              --                --          (1.52)         (1.68)        (0.16)           --
  Capital                                         --             (0.01)            --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               --             (0.02)         (1.52)         (1.71)        (0.19)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  12.58          $  13.00       $  13.07       $  14.37      $  13.34      $  13.63
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                   (3.23)%++         (0.37)%         1.91%         21.55%        (0.80)%       (1.42)%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $291,434          $295,812       $279,935       $258,594      $207,513      $104,503
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.80%+            0.80%          0.79%          0.82%         0.94%         1.11%+
  Net investment income (loss)                  0.19+             0.36           0.52           0.56          0.44          0.58+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           40%               87%           101%           104%          129%          140%
====================================================================================================================================

(1)   For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   For the period from June 24, 1997 (inception date) to December 31, 1997.
(5)   For the period from October 17, 1997 (inception date) to December 31,
      1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

Smith Barney Small Cap Core Fund, Inc. | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
SMALL CAP CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Sandip A. Bhagat, CFA
Vice President

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Travelers Investment
  Management Company

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank
  and Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Small Cap Core Fund, Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Core Fund, Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP CORE FUND, INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02361 8/02                                                             02-3645